SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 20, 2002
                                                --------------------------------


                Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



Delaware                              333-77054                  13-3320910
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


11 Madison Avenue, 4th Floor, New York, New York                   10010
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (212) 325-2000
                                                  ------------------------------

                                 Not applicable
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

            On March 6, 2002, a registration statement on Form S-3 (the "Registration Statement") for Credit Suisse First Boston Mortgage Securities Corp. (the "Company") was declared effective. Attached hereto as exhibits are a legality opinion, tax opinion and consent prepared by Cadwalader, Wickersham & Taft relating to the Company's prospectus forming a part of the Registration Statement that describes Conduit Mortgage and Manufactured Housing Contract Pass-Through Certificates (the "Certificates"). The exhibits are to be incorporated herein by reference into the Registration Statement.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            5.1                     Opinion of Cadwalader,
                                    Wickersham & Taft as to legality of
                                    the Certificates.

            8.1                     Opinion of Cadwalader,
                                    Wickersham & Taft as to certain tax
                                    matters (included in Exhibit 5.1).

            23.1 Consent of Cadwalader, Wickersham & Taft (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORPORATION



      June 20, 2002
                                   By:  /s/ Kari S.  Roberts
                                      ----------------------------------------
                                      Name:  Kari S. Roberts
                                      Title: Vice President

                                INDEX TO EXHIBITS




                                                             Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

5.1               Opinion of Cadwalader, Wickersham & Taft        (E)
                  as to legality of the Certificates.

8.1               Opinion of Cadwalader, Wickersham & Taft        (E)
                  as to certain tax matters (included in
                   Exhibit 5.1).

23.1              Consent of Cadwalader, Wickersham & Taft        (E)
                  (included as part of Exhibit 5.1).